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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 August 15, 2002
                                 Date of Report


                    LA JOLLA FRESH SQUEEZED COFFEE CO., INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                      000-26897                33-0838663
-------------------------------         --------            --------------------
(State or other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

9060 ACTIVITY RD., SUITE A, SAN DIEGO, CALIFORNIA                  92126
--------------------------------------------------          --------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (858) 273-5282
                                                   --------------



                        --------------------------------
                (Former Name, Former Address, Former Fiscal Year
                           if Changed Since Last Year)


ITEM 5. OTHER.

Results of Voting

On August 15, 2002, the holders of the Common Stock of La Jolla Fresh Squeezed Coffee Co., Inc., a Washington corporation ("La Jolla"), voted at the La Jolla Annual Meeting to re-elect the two incumbent directors, elect a third director and to approve a reincorporation in Delaware (the "Reincorporation") through the merger of La Jolla with and into its wholly-owned subsidiary, Javo Beverage Company, Inc., a Delaware corporation. Approval was given by holders of in excess of two-thirds of the outstanding shares of Common Stock of La Jolla as of June 21, 2002.



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The Reincorporation is fully described in the La Jolla Definitive Schedule 14A filed on June 21, 2002, with the SEC.

Briefly, on August 21, 2002, at 9:00 am EDT, La Jolla Fresh Squeezed Coffee Co., Inc., a Washington corporation ("La Jolla"), will complete a reincorporation in Delaware (the "Reincorporation") through the merger of La Jolla with and into its wholly-owned subsidiary, Javo Beverage Company, Inc., a Delaware corporation ("Javo"). As of the effective date and time of the merger, the surviving corporation (the "Company") shall be named Javo Beverage Company, Inc., which is a Delaware corporation; its Certificate of Incorporation and Bylaws shall be those of Javo before the merger; and each one share of La Jolla's Common Stock, $0.001 par value ("La Jolla Common Stock"), automatically, without any action by the holder, will be converted into and become one share of Javo's Common Stock, par value $0.001 per share, and one attached Right under Javo's Shareholder Rights Plan as in effect immediately prior to the merger.

The Reincorporation effects a change in the legal domicile of La Jolla and will not result in any direct changes in La Jolla's business, management, employees, fiscal year, assets or liabilities, location of any of its facilities (including corporate headquarters) and will not result in any relocations of operations, management or employees. In the merger, the Company shall succeed to all the assets and liabilities of La Jolla.

IT IS NOT NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF JAVO.

Change in reporting entity

Upon effectiveness of the merger on August 21, 2002, pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, Javo shall become the successor issuer to and shall take over the reporting responsibilities of La Jolla.


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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a)      Financial Statements of Businesses Acquired

                     Not applicable.

            (b)      Pro Forma Financial Information

                     Not applicable.

            (c)      Exhibits

                  3.1 Agreement and Plan of Merger between La Jolla Fresh Squeezed Coffee Co., Inc., a Washington corporation, and Javo Beverage Company, Inc., a Delaware corporation, dated August 15, 2002

                  3.2      Certificate of Incorporation of Javo Beverage
                           Company, Inc.

                  3.3      Bylaws of Javo Beverage Company, Inc.

                  4.2 Rights Agreement dated July 1, 2002 between Javo Beverage Company, Inc. and Corporate Stock Transfer, Inc., as Rights Agent, and the exhibits thereto


ITEM 9. REGULATION FD DISCLOSURE

Forward Looking Statements

The Private Securities Litigation Reform Act of 1995 (the "Act") provides a safe harbor for forward-looking statements made by or on behalf of La Jolla Fresh Squeezed Coffee Co., Inc. and its successors (the "Company"). The Company and its representatives may from time to time make written or oral forward-looking statements, including statements contained in this report and in our other filings with the Securities and Exchange Commission ("SEC"). These forward-looking statements may use words such as "believes," "expects," "intends," "plans," "may," "will," "should," "anticipates," and other similar expressions. All statements, which address operating performance, events, or developments that the Company expects or anticipates will occur in the future, including statements relating to volume growth, share of sales, or statements about future operating results are forward-looking statements within the meaning of the Act. The forward-looking statements are based on management's then current views and assumptions regarding future events and operating performance. We cannot assure that anticipated results will be achieved since actual results may differ materially because of risks and uncertainties. We do not undertake to revise these statements to reflect subsequent developments.


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The following are some of the factors that could cause actual results to differ materially from our forward-looking statements:

         - The impact of rapid or persistent fluctuations in the price of coffee beans;
         -    Fluctuations in the supply of coffee beans;
         - General economic conditions and conditions which affect the market for coffee or in consumption levels;
         - The effects of competition from other coffee manufacturers and other beverage alternatives;
         - Failure of key vendors or service providers such as co-packers to perform adequately;
         -    Termination of key customer relationships; and
         -    Failure to increase production capacities adequately.

You are strongly encouraged to consider these factors when evaluating forward-looking statements about the Company. Neither the Company nor its management undertakes responsibility to update any forward-looking statements.

Business Plan

Management believes that its cold-brewing technology, in allowing the joining of consistently good tasting coffee with operational convenience, is truly innovative. The Company competes in the foodservice coffee market with traditional providers of roasted and ground coffee for brewing on-site who currently supply the vast majority of this market.

Management also believes that the timing for introducing its coffee innovation is advantageous given the rise in coffee consumption and focus on coffee quality driven by the advent of the specialty coffee market over the last several years.

Management has developed and is attempting to meet the benchmarks of a five-year operating business plan (the "Plan"). The initial phase of the Plan involves transitioning the Company from a research and development focus to a focus on handling the supply and demand side imperatives of a commercial beverage company. Key projects include optimization of taste profiles of the Company's concentrates and extracts to meet broad consumer needs, stabilization of its products to meet distribution and storage requirements, identification of the most functional and reliable dispensing systems and negotiation of favorable purchasing terms with manufacturers of those systems, implementation of a quality sales force and customer service organization, development of a modular, scalable infrastructure to surround the core extraction technology to facilitate growth, and development of alliances with capable distributors to handle product delivery and equipment service.

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The Plan and the revenue and profit goals therein are based on, among other things, management's assessment of the coffee market, the features and characteristics of the Company's products in the context of competing products and demand for the Company's products. The Plan represents a scenario that management is attempting to, and believes that it can, achieve. Notwithstanding such estimations, actual results may differ from the Plan, potentially by a wide margin. For example, while the Plan contemplates a potential break-even point for cash flow, under certain circumstances, in January, 2003, break-even could occur at some later date, or not at all. Among the many factors that could materially affect this expectation, the Company is relocating to larger facilities. This process is difficult and the occurrence of any potential problems could result in production delays and unanticipated costs that would materially and adversely affect management's current expectations. Break-even cash flow does not mean profitability under generally accepted accounting principles. Also, in the event that the Company reaches a break-even, no assurance is possible that the break-even level will be sustainable. Net sales for the quarter ending June 30th were $133,250, up $98,605 from one-year prior and roughly in line with the Plan. Despite management's current expectations of near-term growth, such growth may not occur or be sustainable in the future. The Company also experienced, as anticipated, relatively high losses ($6.4 million) attributable, for the most part, to non-cash expenses such as financing-related stock issuances.

The Company has made several key hires over the past few months including a new Chief Operating Officer, a Quality Assurance Director and Manager of Shipping and Logistics. Management recognizes these and other early hires and retention of management and other key personnel as critical to the Company's success.

Change in Facility

The Company has recently entered into a lease on an approximately 38,000 square foot building in Vista, California in North San Diego County. The building will serve as the Company's production facility and corporate headquarters. Tenant improvements are underway and the Company expects to begin operations in the new facility by the end of September. The Company expects full production to ramp up later.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        LA JOLLA FRESH SQUEEZED COFFEE CO., INC.
Date: August 19, 2002                   (Registrant)

                                        By: /S/ CODY C. ASHWELL
                                            ------------------------------------
                                            Cody C. Ashwell,
                                            Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX


EXHIBIT NUMBER         DESCRIPTION OF EXHIBIT
--------------         ----------------------

3.1 Agreement and Plan of Merger between La Jolla Fresh Squeezed Coffee Co., Inc., a Washington corporation, and Javo Beverage Company, Inc., a Delaware corporation, dated August 15, 2002

3.2               Certificate of Incorporation of Javo Beverage Company, Inc.

3.3               Bylaws of Javo Beverage Company, Inc.

4.2 Rights Agreement dated July 1, 2002 between Javo Beverage Company, Inc. and Corporate Stock Transfer, Inc., as Rights Agent, and the exhibits thereto





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